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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 11, 2005

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                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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           DELAWARE                   0-21487            13-3904147
(STATE OR OTHER JURISDICTION OF     (COMMISSION         (IRS EMPLOYER
        INCORPORATION )             FILE NUMBER)     IDENTIFICATION NO.)


                  75 WEST 125TH STREET, NEW YORK, NY 10027-4512
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       Registrant's telephone number, including area code: (212) 876-4747


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEMS 1 THROUGH 7 AND ITEM 9.  NOT APPLICABLE.


ITEM 8.01.  OTHER EVENTS.

         On May 11, 2005, Carver Bancorp, Inc. (the "Company") sold all 150,000 shares of common stock of Independence Federal Savings Bank ("IFSB") that it owns for a per share price of $10.50, for an aggregate sale price of $1,575,000. The Company no longer holds any shares of IFSB stock.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CARVER BANCORP, INC.


                                             By: /s/ Deborah C. Wright
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                                                Deborah C. Wright
                                                President & CEO


Dated:  May 17, 2005